UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number: 811-02258
Eaton Vance Series Trust II
(Exact Name of Registrant as Specified in Charter)
Two International Place, Boston, Massachusetts 02110
(Address of Principal Executive Offices)
Maureen A. Gemma
Two International Place, Boston, Massachusetts 02110
(Name and Address of Agent for Services)
(617) 482-8260
(Registrant’s Telephone Number)
October 31
Date of Fiscal Year End
October 31, 2011
Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance Income Fund of Boston Annual Report October 31, 2011

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2011
Eaton Vance
Income Fund of Boston

Table of Contents
Management’s Discussion of Fund Performance	2
Performance	3
Fund Profile	4
Endnotes and Additional Disclosures	5
Fund Expenses	6
Financial Statements	7
Report of Independent Registered Public Accounting Firm	19 and 41
Federal Tax Information	20
Management and Organization	42
Important Notices	45

Eaton Vance
Income Fund of Boston
October 31, 2011
Management’s Discussion of Fund Performance1

Economic and Market Conditions
The corporate high-yield bond market, as tracked by the BofA Merrill Lynch U.S. High Yield Index,2 posted positive results for the 12 months ending October 31, 2011, with most of those gains generated in the first half and final month of the period. Early in the period, investors sought out fixed-income investments on the riskier end of the credit spectrum because the securities historically have proven to be less interest-rate sensitive and benefit more than high-quality fixed-income investments from an improving economy.
However, in the second half of the period, high-yield bonds came under pressure due to expanding macroeconomic concerns—specifically, financial distress in the eurozone and a slowing of both the U.S. and global economies—as well as a dramatic increase in market volatility and a global flight to safety in which investors favored higher-quality securities. The downgrade of the long-term credit rating of the U.S. by Standard & Poor’s added to the gloomy backdrop. That said, high-yield bonds rallied briefly in October when investors’ appetite for riskier asset classes improved in response to Europe’s plan to combat Greece’s debt problems, expand a bailout fund and recapitalize the region’s banks, as well as fresh economic data indicating the U.S. economy wasn’t poised to move back into recession.
At the end of the period, high-yield corporate bond prices appeared to be reflecting increasing prospects for a U.S. recession, as well as a steep increase in defaults even as issuer fundamentals remained solid. By the end of October, the par-weighted market default rate was 1.03% according to J.P. Morgan, still a very low level when considered in historical context.
Spreads on high-yield bonds (their incremental yield in excess of Treasury bonds of comparable maturity) widened by 141 basis points during the 12-month period ending October 31, 2011 to 667 basis points above Treasury yields. The average price of a bond within the index finished at $98.73, down from $102.40 at the beginning of the period, with an 8.20% yield-to-worst, which indicates the lowest yield to any stated maturity or call date. Better quality high-yield bonds were leaders during the year, with BB- and B-rated6 issues returning 5.36% and 5.61%, respectively, while CCC-rated issues returned 4.06% for the period.
Fund Performance
For the fiscal year ending October 31, 2011, Eaton Vance Income Fund of Boston’s Class A shares at net asset value (NAV) had a total return of 5.60%. By comparison, the Fund’s primary benchmark, the BofA Merrill Lynch U.S. High Yield Index (the Index), gained 4.85% during the period.
The Fund outperformed its primary benchmark due to a combination of factors. Overweight positions in the retail and services sectors had a positive impact on results, as these groups outpaced the Index. In addition, credit selection in the health care, metals/mining, utilities and containers aided results as compared to the Index. In terms of credit quality, allocation to and credit selection within the B-rated and CCC-rated segments benefited relative results, as did credit selection in the BB-rated segment.
During the 12-month period, the Fund reduced its position in the more-risky CCC-rated segment of the market, at the same time increasing its holdings in BB-rated bonds by a similar amount. The majority of this defensive repositioning was done before the market weakened in the spring and summer of 2011. This allowed the Fund to purchase higher-quality names at discounted levels during the market weakness, further enhancing results relative to the Index. This strategy also caused the duration of the Fund’s portfolio to lengthen slightly, as higher-quality BB-rated bonds purchased carried slightly longer durations compared to the CCC-rated bonds sold. Although the Fund’s portfolio duration lengthened during the course of the year, it remained lower than the Index, helping the Fund to outperform during the months in which the market experienced negative performance. Furthermore, performance was helped by credit selection within the 5-10 year duration bucket.
By contrast, performance was hurt by being underweight in the technology sector as well as credit selection in that industry. Additionally, holdings in the transportation (ex air and rail) and papers sectors acted as a drag on the Fund’s performance. Elsewhere, below-Index exposure to the food and drug retail sector, textiles/apparel and hotels sectors detracted from results.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distribution reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

Eaton Vance
Income Fund of Boston
October 31, 2011
Performance2,3

Portfolio Managers Michael W. Weilheimer, CFA; Thomas P. Huggins

					Since
% Average Annual Total Returns	Inception Date	1 Year	5 Years	10 Years	Inception

Class A at NAV	6/15/1972	5.60%	6.53%	8.54%	—
Class A at 4.75% Maximum Sales Charge	—	0.61	5.51	8.02	—
Class B at NAV	6/20/2002	4.63	5.75	—	8.03
Class B at 5% Maximum Sales Charge	—	-0.25	5.46	—	8.03
Class C at NAV	6/21/2002	4.63	5.75	—	8.08
Class C at 1% Maximum Sales Charge	—	3.65	5.75	—	8.08
Class I at NAV	7/1/1999	5.68	6.84	8.81	—
Class R at NAV	1/5/2004	5.33	6.29	—	6.83

BofA Merrill Lynch U.S. High Yield Index	—	4.85%	7.86%	8.85%	—
BofA Merrill Lynch U.S. High Yield Constrained Index	—	4.85	8.05	9.00	—

Total Annual Operating Expense Ratios[4]	Class A	Class B	Class C	Class I	Class R

	1.04%	1.79%	1.79%	0.79%	1.29%
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

			With Maximum
	Period Beginning	At NAV	Sales Charge

Class B	6/20/02	$20,620	N.A.

Class C	6/21/02	$20,704	N.A.

Class I	10/31/01	$23,274	N.A.

Class R	1/5/04	$16,772	N.A.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

Eaton Vance
Income Fund of Boston
October 31, 2011
Fund Profile 5

Credit Quality (% of bond holdings)6

See Endnotes and Additional Disclosures in this report.

Eaton Vance
Income Fund of Boston
October 31, 2011
Endnotes and Additional Disclosures

[1]	The views expressed in this report are those of portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as forward looking statements. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]	BofA Merrill Lynch U.S. High Yield Index is an unmanaged index of below-investment grade U.S. corporate bonds. BofA Merrill Lynch U.S. High Yield Constrained Index is an unmanaged index of below-investment grade U.S. corporate bonds, with issuer exposure capped at 2%. Index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

[4]	Source: Fund prospectus.

[5]	Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.

[6]	Ratings are based on Moody’s, S&P or Fitch, as applicable. Credit ratings are based largely on the rating agency’s investment analysis at the time of rating and the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition. The rating assigned to a security by a rating agency does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. If securities are rated differently by the rating agencies, the higher rating is applied.

Fund profile subject to change due to active management.

Eaton Vance
Income Fund of Boston

October 31, 2011

Fund Expenses

Example: As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2011 – October 31, 2011).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During Period*	Expense
	(5/1/11)	(10/31/11)	(5/1/11 – 10/31/11)	Ratio

Actual
Class A	$1,000.00	$993.90	$5.18	1.03%
Class B	$1,000.00	$988.50	$8.92	1.78%
Class C	$1,000.00	$988.50	$8.92	1.78%
Class I	$1,000.00	$995.30	$3.92	0.78%
Class R	$1,000.00	$992.70	$6.43	1.28%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.00	$5.24	1.03%
Class B	$1,000.00	$1,016.20	$9.05	1.78%
Class C	$1,000.00	$1,016.20	$9.05	1.78%
Class I	$1,000.00	$1,021.30	$3.97	0.78%
Class R	$1,000.00	$1,018.80	$6.51	1.28%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2011. The Example reflects the expenses of both the Fund and the Portfolio.

Eaton Vance
Income Fund of Boston

October 31, 2011

Statement of Assets and Liabilities

Assets	October 31, 2011

Investment in Boston Income Portfolio, at value (identified cost, $2,911,982,401)	$2,938,925,009
Receivable for Fund shares sold	43,333,911
Other assets	10,246

Total assets	$2,982,269,166

Liabilities

Payable for Fund shares redeemed	$13,435,333
Distributions payable	3,010,341
Payable to affiliates:
Distribution and service fees	570,777
Trustees’ fees	42
Accrued expenses	846,774

Total liabilities	$17,863,267

Net Assets	$2,964,405,899

Sources of Net Assets

Paid-in capital	$3,121,725,069
Accumulated net realized loss from Portfolio	(188,448,378)
Accumulated undistributed net investment income	4,186,600
Net unrealized appreciation from Portfolio	26,942,608

Total	$2,964,405,899

Class A Shares

Net Assets	$1,428,796,618
Shares Outstanding	250,006,831
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$5.72
Maximum Offering Price Per Share
(100 ÷ 95.25 of net asset value per share)	$6.01

Class B Shares

Net Assets	$76,367,489
Shares Outstanding	13,352,261
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$5.72

Class C Shares

Net Assets	$247,648,615
Shares Outstanding	43,278,604
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$5.72

Class I Shares

Net Assets	$1,179,924,994
Shares Outstanding	206,384,881
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$5.72

Class R Shares

Net Assets	$31,668,183
Shares Outstanding	5,540,121
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$5.72

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements.

Eaton Vance
Income Fund of Boston

October 31, 2011

Statement of Operations

Year Ended
Investment Income	October 31, 2011

Interest and other income allocated from Portfolio	$232,630,665
Dividends allocated from Portfolio	1,203,861
Miscellaneous income	10,246
Expenses allocated from Portfolio	(17,826,642)

Total investment income	$216,018,130

Expenses

Distribution and service fees
Class A	$3,753,191
Class B	954,692
Class C	2,656,105
Class R	149,770
Trustees’ fees and expenses	500
Custodian fee	37,187
Transfer and dividend disbursing agent fees	3,140,434
Legal and accounting services	46,077
Printing and postage	486,591
Registration fees	258,727
Miscellaneous	28,295

Total expenses	$11,511,569

Net investment income	$204,506,561

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —
Investment transactions	$299,769
Swap contracts	2,653,956

Net realized gain	$2,953,725

Change in unrealized appreciation (depreciation) —
Investments	$(68,655,748)
Swap contracts	(1,661,959)

Net change in unrealized appreciation (depreciation)	$(70,317,707)

Net realized and unrealized loss	$(67,363,982)

Net increase in net assets from operations	$137,142,579

See Notes to Financial Statements.

Eaton Vance
Income Fund of Boston

October 31, 2011

Statements of Changes in Net Assets

	Year Ended October 31,

Increase (Decrease) in Net Assets	2011	2010

From operations —
Net investment income	$204,506,561	$194,664,084
Net realized gain from investment transactions and swap contracts	2,953,725	64,922,299
Net change in unrealized appreciation (depreciation) from investments and swap contracts	(70,317,707)	134,897,862

Net increase in net assets from operations	$137,142,579	$394,484,245

Distributions to shareholders —
From net investment income
Class A	$(115,748,177)	$(125,067,590)
Class B	(6,658,945)	(9,136,135)
Class C	(18,471,446)	(18,794,565)
Class I	(74,579,270)	(50,388,733)
Class R	(2,230,862)	(2,121,084)

Total distributions to shareholders	$(217,688,700)	$(205,508,107)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$448,762,846	$371,899,814
Class B	10,610,710	13,002,016
Class C	70,366,102	70,513,317
Class I	806,336,953	419,117,467
Class R	15,361,010	12,703,797
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	96,524,327	98,981,802
Class B	4,217,041	5,633,781
Class C	11,886,885	11,212,168
Class I	60,702,560	40,315,863
Class R	1,920,952	1,796,935
Cost of shares redeemed
Class A	(602,533,721)	(479,345,280)
Class B	(18,880,158)	(23,958,343)
Class C	(82,896,085)	(55,117,964)
Class I	(359,042,932)	(210,040,495)
Class R	(14,545,887)	(6,717,235)
Net asset value of shares exchanged
Class A	28,644,074	6,562,269
Class B	(28,644,074)	(6,562,269)
Redemption fees	12,924	66,782

Net increase in net assets from Fund share transactions	$448,803,527	$270,064,425

Net increase in net assets	$368,257,406	$459,040,563

Net Assets

At beginning of year	$2,596,148,493	$2,137,107,930

At end of year	$2,964,405,899	$2,596,148,493

Accumulated undistributed net investment income included in net assets

At end of year	$4,186,600	$2,720,021

See Notes to Financial Statements.

Eaton Vance
Income Fund of Boston

October 31, 2011

Financial Highlights

	Class A

	Year Ended October 31,

	2011	2010	2009	2008	2007

Net asset value — Beginning of year	$5.850	$5.400	$4.330	$6.370	$6.460

Income (Loss) From Operations

Net investment income(1)	$0.423	$0.466	$0.459	$0.496	$0.489
Net realized and unrealized gain (loss)	(0.103)	0.475	1.119	(2.033)	(0.098)

Total income (loss) from operations	$0.320	$0.941	$1.578	$(1.537)	$0.391

Less Distributions

From net investment income	$(0.450)	$(0.491)	$(0.508)	$(0.503)	$(0.481)

Total distributions	$(0.450)	$(0.491)	$(0.508)	$(0.503)	$(0.481)

Redemption fees(1)(2)	$0.000	$0.000	$0.000	$0.000	$0.000

Net asset value — End of year	$5.720	$5.850	$5.400	$4.330	$6.370

Total Return(3)	5.60%	17.98%	39.78%	(25.77)%	6.18%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$1,428,797	$1,494,894	$1,382,206	$936,790	$1,440,552
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	1.02%	1.04%	1.11%	1.07%	1.06%
Net investment income	7.25%	8.32%	10.10%	8.52%	7.53%
Portfolio Turnover of the Portfolio	70%	75%	74%	54%	84%

(1)	Computed using average shares outstanding.
(2)	Amount is less than $0.0005.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See Notes to Financial Statements.

Eaton Vance
Income Fund of Boston

October 31, 2011

Financial Highlights — continued

Eaton Vance
Income Fund of Boston

October 31, 2011

Financial Highlights

	Class B

	Year Ended October 31,

	2011	2010	2009	2008	2007

Net asset value — Beginning of year	$5.860	$5.410	$4.330	$6.370	$6.450

Income (Loss) From Operations

Net investment income(1)	$0.382	$0.425	$0.430	$0.452	$0.441
Net realized and unrealized gain (loss)	(0.116)	0.477	1.118	(2.034)	(0.088)

Total income (loss) from operations	$0.266	$0.902	$1.548	$(1.582)	$0.353

Less Distributions

From net investment income	$(0.406)	$(0.452)	$(0.468)	$(0.458)	$(0.433)

Total distributions	$(0.406)	$(0.452)	$(0.468)	$(0.458)	$(0.433)

Redemption fees(1)(2)	$0.000	$0.000	$0.000	$0.000	$0.000

Net asset value — End of year	$5.720	$5.860	$5.410	$4.330	$6.370

Total Return(3)	4.63%	17.35%	38.55%	(26.35)%	5.58%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$76,367	$110,968	$113,900	$99,181	$173,448
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	1.77%	1.79%	1.86%	1.82%	1.81%
Net investment income	6.53%	7.59%	9.51%	7.76%	6.79%
Portfolio Turnover of the Portfolio	70%	75%	74%	54%	84%

(1)	Computed using average shares outstanding.
(2)	Amount is less than $0.0005.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See Notes to Financial Statements.

Eaton Vance
Income Fund of Boston

October 31, 2011

Financial Highlights — continued

Eaton Vance
Income Fund of Boston

October 31, 2011

Financial Highlights — continued

Eaton Vance
Income Fund of Boston

October 31, 2011

Financial Highlights

	Class C

	Year Ended October 31,

	2011	2010	2009	2008	2007

Net asset value — Beginning of year	$5.860	$5.410	$4.330	$6.370	$6.450

Income (Loss) From Operations

Net investment income(1)	$0.380	$0.424	$0.430	$0.452	$0.440
Net realized and unrealized gain (loss)	(0.114)	0.478	1.119	(2.034)	(0.087)

Total income (loss) from operations	$0.266	$0.902	$1.549	$(1.582)	$0.353

Less Distributions

From net investment income	$(0.406)	$(0.452)	$(0.469)	$(0.458)	$(0.433)

Total distributions	$(0.406)	$(0.452)	$(0.469)	$(0.458)	$(0.433)

Redemption fees(1)(2)	$0.000	$0.000	$0.000	$0.000	$0.000

Net asset value — End of year	$5.720	$5.860	$5.410	$4.330	$6.370

Total Return(3)	4.63%	17.34%	38.58%	(26.35)%	5.57%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$247,649	$255,375	$210,403	$129,369	$208,480
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	1.77%	1.79%	1.86%	1.82%	1.81%
Net investment income	6.50%	7.55%	9.42%	7.77%	6.78%
Portfolio Turnover of the Portfolio	70%	75%	74%	54%	84%

(1)	Computed using average shares outstanding.
(2)	Amount is less than $0.0005.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See Notes to Financial Statements.

Eaton Vance
Income Fund of Boston

October 31, 2011

Financial Highlights — continued

Eaton Vance
Income Fund of Boston

October 31, 2011

Financial Highlights — continued

Eaton Vance
Income Fund of Boston

October 31, 2011

Financial Highlights — continued

Eaton Vance
Income Fund of Boston

October 31, 2011

Financial Highlights

	Class I

	Year Ended October 31,

	2011	2010	2009	2008	2007

Net asset value — Beginning of year	$5.860	$5.410	$4.330	$6.370	$6.450

Income (Loss) From Operations

Net investment income(1)	$0.434	$0.477	$0.473	$0.506	$0.505
Net realized and unrealized gain (loss)	(0.109)	0.478	1.128	(2.028)	(0.088)

Total income (loss) from operations	$0.325	$0.955	$1.601	$(1.522)	$0.417

Less Distributions

From net investment income	$(0.465)	$(0.505)	$(0.521)	$(0.518)	$(0.497)

Total distributions	$(0.465)	$(0.505)	$(0.521)	$(0.518)	$(0.497)

Redemption fees(1)(2)	$0.000	$0.000	$0.000	$0.000	$0.000

Net asset value — End of year	$5.720	$5.860	$5.410	$4.330	$6.370

Total Return(3)	5.68%	18.47%	40.20%	(25.58)%	6.60%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$1,179,925	$705,118	$410,590	$241,204	$56,913
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	0.77%	0.79%	0.86%	0.82%	0.81%
Net investment income	7.45%	8.49%	10.43%	9.14%	7.78%
Portfolio Turnover of the Portfolio	70%	75%	74%	54%	84%

(1)	Computed using average shares outstanding.
(2)	Amount is less than $0.0005.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See Notes to Financial Statements.

Eaton Vance
Income Fund of Boston

October 31, 2011

Financial Highlights — continued

Eaton Vance
Income Fund of Boston

October 31, 2011

Financial Highlights — continued

Eaton Vance
Income Fund of Boston

October 31, 2011

Financial Highlights — continued

Eaton Vance
Income Fund of Boston

October 31, 2011

Financial Highlights — continued

Eaton Vance
Income Fund of Boston

October 31, 2011

Financial Highlights

	Class R

	Year Ended October 31,

	2011	2010	2009	2008	2007

Net asset value — Beginning of year	$5.850	$5.400	$4.330	$6.370	$6.450

Income (Loss) From Operations

Net investment income(1)	$0.408	$0.452	$0.450	$0.481	$0.471
Net realized and unrealized gain (loss)	(0.103)	0.475	1.115	(2.033)	(0.086)

Total income (loss) from operations	$0.305	$0.927	$1.565	$(1.552)	$0.385

Less Distributions

From net investment income	$(0.435)	$(0.477)	$(0.495)	$(0.488)	$(0.465)

Total distributions	$(0.435)	$(0.477)	$(0.495)	$(0.488)	$(0.465)

Redemption fees(1)(2)	$0.000	$0.000	$0.000	$0.000	$0.000

Net asset value — End of year	$5.720	$5.850	$5.400	$4.330	$6.370

Total Return(3)	5.33%	17.69%	39.38%	(25.96)%	6.09%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$31,668	$29,793	$20,008	$11,318	$13,106
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	1.27%	1.29%	1.36%	1.32%	1.30%
Net investment income	6.99%	8.05%	9.85%	8.30%	7.28%
Portfolio Turnover of the Portfolio	70%	75%	74%	54%	84%

(1)	Computed using average shares outstanding.
(2)	Amount is less than $0.0005.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See Notes to Financial Statements.

Eaton Vance
Income Fund of Boston

October 31, 2011

Notes to Financial Statements

1 Significant Accounting Policies

Eaton Vance Income Fund of Boston (the Fund) is a diversified series of Eaton Vance Series Trust II (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers five classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I and Class R shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Beginning on January 1, 2012, Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Each class represents a pro-rata interest in the Fund, but votes separately on class- specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Boston Income Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objectives and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (89.2% at October 31, 2011). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio and other income, less all actual and accrued expenses of the Fund.

C Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At October 31, 2011, the Fund, for federal income tax purposes, had a capital loss carryforward of $172,649,892 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2016 ($92,542,342), October 31, 2017 ($77,345,106) and October 31, 2019 ($2,762,444). In addition, such capital loss carryforward cannot be utilized prior to the utilization of new capital losses, if any, created after October 31, 2011.

As of October 31, 2011, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended October 31, 2011 remains subject to examination by the Internal Revenue Service.

D Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

Eaton Vance
Income Fund of Boston

October 31, 2011

Notes to Financial Statements — continued

H Redemption Fees — Upon the redemption or exchange of shares by Class A, Class I and Class R shareholders within 90 days of the settlement of purchase, a fee of 1% of the current net asset value of these shares was assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee was accounted for as an addition to paid-in capital. Effective January 1, 2011, Class A, Class I and Class R shares are no longer subject to a redemption fee.

I Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2 Distributions to Shareholders

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards from prior years, if any) are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2011 and October 31, 2010 was as follows:

	Year Ended October 31,

	2011	2010

Distributions declared from:
Ordinary income	$217,688,700	$205,508,107

During the year ended October 31, 2011, accumulated undistributed net investment income was increased by $14,648,718, accumulated net realized loss was increased by $13,489,194 and paid-in capital was decreased by $1,159,524 due to differences between book and tax accounting, primarily for swap contracts, premium amortization, defaulted bond interest and paydown gain (loss). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2011, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$7,702,441
Capital loss carryforward	$(172,649,892)
Net unrealized appreciation	$10,638,622
Other temporary differences	$(3,010,341)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, swap contracts, premium amortization, investments in partnerships, the timing of recognizing distributions to shareholders, defaulted bond interest and partnership allocations.

3 Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator to the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended October 31, 2011, EVM earned $94,553 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $324,789 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2011. EVD also received distribution and service fees from Class A, Class B, Class C and Class R shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

Eaton Vance
Income Fund of Boston

October 31, 2011

Notes to Financial Statements — continued

4 Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2011 amounted to $3,753,191 for Class A shares. The Fund also has in effect distribution plans for Class B shares (Class B Plan), Class C shares (Class C Plan) and Class R shares (Class R Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the year ended October 31, 2011, the Fund paid or accrued to EVD $716,019 and $1,992,079 for Class B and Class C shares, respectively, representing 0.75% of the average daily net assets of Class B and Class C shares. At October 31, 2011, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $6,446,000 and $27,500,000, respectively. The Class R Plan requires the Fund to pay EVD an amount equal to 0.50% per annum of its average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% per annum of the average daily net assets attributable to Class R shares. For the year ended October 31, 2011, the Fund paid or accrued to EVD $74,885, representing 0.25% of the average daily net assets of Class R.

Pursuant to the Class B, Class C and Class R Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended October 31, 2011 amounted to $238,673, $664,026 and $74,885 for Class B, Class C and Class R shares, respectively.

5 Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended October 31, 2011, the Fund was informed that EVD received approximately $23,000, $132,000 and $38,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6 Investment Transactions

For the year ended October 31, 2011, increases and decreases in the Fund’s investment in the Portfolio aggregated $507,161,648 and $316,556,330, respectively.

7 Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2011	2010

Sales	77,103,982	66,317,285
Issued to shareholders electing to receive payments of distributions in Fund shares	16,561,468	17,622,259
Redemptions	(103,897,109)	(85,509,831)
Exchange from Class B shares	4,893,437	1,158,974

Net decrease	(5,338,222)	(411,313)

Eaton Vance
Income Fund of Boston

October 31, 2011

Notes to Financial Statements — continued

	Year Ended October 31,
Class B	2011	2010

Sales	1,812,014	2,325,466
Issued to shareholders electing to receive payments of distributions in Fund shares	722,578	1,002,817
Redemptions	(3,236,461)	(4,283,271)
Exchange to Class A shares	(4,886,019)	(1,156,918)

Net decrease	(5,587,888)	(2,111,906)

	Year Ended October 31,
Class C	2011	2010

Sales	12,048,040	12,561,477
Issued to shareholders electing to receive payments of distributions in Fund shares	2,039,003	1,993,272
Redemptions	(14,377,397)	(9,858,212)

Net increase (decrease)	(290,354)	4,696,537

	Year Ended October 31,
Class I	2011	2010

Sales	138,301,124	74,676,488
Issued to shareholders electing to receive payments of distributions in Fund shares	10,438,215	7,161,287
Redemptions	(62,775,879)	(37,355,574)

Net increase	85,963,460	44,482,201

	Year Ended October 31,
Class R	2011	2010

Sales	2,628,907	2,269,057
Issued to shareholders electing to receive payments of distributions in Fund shares	329,621	319,439
Redemptions	(2,507,152)	(1,201,934)

Net increase	451,376	1,386,562

For the years ended October 31, 2011 and October 31, 2010, the Fund received $12,924 and $66,782, respectively, in redemption fees.

Eaton Vance
Income Fund of Boston

October 31, 2011

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Series Trust II and Shareholders of Eaton Vance Income Fund of Boston:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Income Fund of Boston (the “Fund”) (one of the funds constituting Eaton Vance Series Trust II) as of October 31, 2011, and the related statement of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Income Fund of Boston as of October 31, 2011, the results of its operations for the year the ended and the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 22, 2011

Eaton Vance
Income Fund of Boston

October 31, 2011

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2012 will show the tax status of all distributions paid to your account in calendar year 2011. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

Boston Income Portfolio

October 31, 2011

Portfolio of Investments

Corporate Bonds & Notes — 84.4%

	Principal
	Amount
Security	(000’s omitted)	Value

Aerospace — 0.5%

Alliant Techsystems, Inc., 6.875%, 9/15/20	$2,335	$2,410,888
Huntington Ingalls Industries, Inc., 6.875%, 3/15/18(1)	2,925	2,961,562
Huntington Ingalls Industries, Inc., 7.125%, 3/15/21(1)	9,440	9,605,200

		$14,977,650

Aerospace and Defense — 0.7%

TransDigm, Inc., 7.75%, 12/15/18	$20,700	$22,563,000

		$22,563,000

Air Transportation — 0.2%

American Airlines, Inc., Sr. Notes, 7.50%, 3/15/16(1)	$9,445	$7,981,025

		$7,981,025

Automotive — 0.5%

Chrysler Group, LLC, Sr. Notes, 8.25%, 6/15/21(1)	$6,795	$6,251,400
Pinafore, LLC/Pinafore, Inc., Sr. Notes, 9.00%, 10/1/18(1)	10,736	11,755,920

		$18,007,320

Automotive & Auto Parts — 3.4%

Accuride Corp., Sr. Notes, 9.50%, 8/1/18	$4,575	$4,494,937
Affinia Group, Inc., 9.00%, 11/30/14	875	872,813
Affinia Group, Inc., Sr. Notes, 10.75%, 8/15/16(1)	6,600	7,128,000
Allison Transmission, Inc., 7.125%, 5/15/19(1)	3,715	3,622,125
Allison Transmission, Inc., 11.00%, 11/1/15(1)	1,455	1,538,663
American Axle & Manufacturing Holdings, Inc., Sr. Notes, 9.25%, 1/15/17(1)	11,128	12,185,160
Commercial Vehicle Group, Inc., Sr. Notes, 7.875%, 4/15/19(1)	3,805	3,728,900
Ford Motor Credit Co., LLC, Sr. Notes, 5.75%, 2/1/21	8,340	8,933,358
Ford Motor Credit Co., LLC, Sr. Notes, 8.00%, 12/15/16	16,305	18,890,989
Ford Motor Credit Co., LLC, Sr. Notes, 8.125%, 1/15/20	4,565	5,571,487
Ford Motor Credit Co., LLC, Sr. Notes, 12.00%, 5/15/15	4,785	6,046,857
General Motors Financial Co., Inc., 6.75%, 6/1/18(1)	4,760	4,837,726
Goodyear Tire & Rubber Co. (The), Sr. Notes, 10.50%, 5/15/16	3,097	3,453,155
Lear Corp., 7.875%, 3/15/18	1,810	1,959,325
Meritor, Inc., 8.125%, 9/15/15	2,400	2,280,000
Meritor, Inc., 10.625%, 3/15/18	4,290	4,450,875
Navistar International Corp., 8.25%, 11/1/21	6,637	7,250,922
Tower Automotive Holdings USA, LLC/TA Holding Finance, Inc., Sr. Notes, 10.625%, 9/1/17(1)	9,217	9,539,595
UCI International, Inc., 8.625%, 2/15/19	3,855	3,816,450
Visteon Corp., Sr. Notes, 6.75%, 4/15/19(1)	2,395	2,335,125

		$112,936,462

Banks and Thrifts — 1.1%

Ally Financial, Inc., 8.00%, 11/1/31	$14,230	$14,265,575
Ally Financial, Inc., 8.30%, 2/12/15	13,360	14,061,400
Bank of America, N.A., 5.30%, 3/15/17	6,505	6,236,077

		$34,563,052

Broadcasting — 0.9%

AMC Networks, Inc., 7.75%, 7/15/21(1)	$3,920	$4,272,800
Crown Media Holdings, Inc., 10.50%, 7/15/19(1)	3,385	3,537,325
Cumulus Media, Inc., Sr. Notes, 7.75%, 5/1/19(1)	4,785	4,426,125
XM Satellite Radio Holdings, Inc., 13.00%, 8/1/14(1)	15,340	17,525,950

		$29,762,200

Building Materials — 0.5%

Building Materials Corp. of America, Sr. Notes, 6.75%, 5/1/21(1)	$14,025	$14,586,000
Interface, Inc., Sr. Notes, 7.625%, 12/1/18	3,155	3,320,638

		$17,906,638

Cable / Satellite TV — 1.9%

Bresnan Broadband Holdings, LLC, 8.00%, 12/15/18(1)	$1,440	$1,497,600
Cablevision Systems Corp., Sr. Notes, 7.75%, 4/15/18	3,285	3,449,250
Cablevision Systems Corp., Sr. Notes, 8.625%, 9/15/17	6,995	7,624,550
CCO Holdings, LLC/CCO Capital Corp., 6.50%, 4/30/21	1,490	1,497,450
CCO Holdings, LLC/CCO Capital Corp., 7.00%, 1/15/19	1,510	1,574,175
CCO Holdings, LLC/CCO Capital Corp., 7.25%, 10/30/17	4,455	4,677,750
CCO Holdings, LLC/CCO Capital Corp., 7.875%, 4/30/18	5,005	5,355,350
CCO Holdings, LLC/CCO Capital Corp., 8.125%, 4/30/20	940	1,022,250

See Notes to Financial Statements.

Boston Income Portfolio

October 31, 2011

Portfolio of Investments — continued

	Principal
	Amount
Security	(000’s omitted)	Value

Cable / Satellite TV (continued)

CSC Holdings, LLC, Sr. Notes, 6.75%, 11/15/21(1)	$9,825	$9,825,000
DISH DBS Corp., 6.75%, 6/1/21	11,485	11,915,687
Mediacom Broadband Corp., Sr. Notes, 8.50%, 10/15/15	11,240	11,633,400
Mediacom, LLC/Mediacom Capital Corp., Sr. Notes, 9.125%, 8/15/19	2,810	2,971,575

		$63,044,037

Capital Goods — 1.2%

American Railcar Industry, Sr. Notes, 7.50%, 3/1/14	$3,895	$3,933,950
Amsted Industries, Inc., Sr. Notes, 8.125%, 3/15/18(1)	9,585	10,160,100
Manitowoc Co., Inc. (The), 8.50%, 11/1/20	4,990	5,214,550
Manitowoc Co., Inc. (The), 9.50%, 2/15/18	2,475	2,660,625
RBS Global & Rexnord Corp., 11.75%, 8/1/16	5,290	5,607,400
Terex Corp., Sr. Notes, 10.875%, 6/1/16	11,975	13,352,125

		$40,928,750

Chemicals — 2.8%

Celanese US Holdings, LLC, 5.875%, 6/15/21	$3,350	$3,563,562
Celanese US Holdings, LLC, 6.625%, 10/15/18	2,745	2,978,325
CF Industries, Inc., Sr. Notes, 6.875%, 5/1/18	9,045	10,333,912
CF Industries, Inc., Sr. Notes, 7.125%, 5/1/20	6,735	7,854,694
Chemtura Corp., 7.875%, 9/1/18	6,300	6,662,250
Hexion US Finance Corp./Hexion Nova Scotia Finance, ULC, 9.00%, 11/15/20	3,190	2,799,225
INEOS Finance PLC, Sr. Notes, 9.00%, 5/15/15(1)	8,320	8,590,400
INEOS Group Holdings PLC, Sr. Sub. Notes, 8.50%, 2/15/16(1)	7,215	6,132,750
Koppers, Inc., 7.875%, 12/1/19	2,130	2,257,800
Kraton Polymers LLC, Sr. Notes, 6.75%, 3/1/19	2,355	2,284,350
Lyondell Chemical Co., Sr. Notes, 11.00%, 5/1/18	11,515	12,882,406
Nova Chemicals Corp., Sr. Notes, 8.375%, 11/1/16	5,500	6,084,375
Polymer Group, Inc., Sr. Notes, 7.75%, 2/1/19(1)	6,490	6,765,825
PolyOne Corp., Sr. Notes, 7.375%, 9/15/20	1,830	1,852,875
Polypore International, Inc., 7.50%, 11/15/17	2,290	2,347,250
Solutia, Inc., 8.75%, 11/1/17	4,840	5,293,750
Vertellus Specialties, Inc., Sr. Notes, 9.375%, 10/1/15(1)	3,685	3,362,563

		$92,046,312

Consumer Products — 2.6%

ACCO Brands Corp., Sr. Notes, 10.625%, 3/15/15	$6,630	$7,342,725
Amscan Holdings, Inc., Sr. Sub. Notes, 8.75%, 5/1/14	26,845	27,113,450
NBTY, Inc., 9.00%, 10/1/18	5,035	5,431,506
Revlon Consumer Products Corp., 9.75%, 11/15/15	11,850	12,768,375
Scotts Miracle-Gro Co. (The), 7.25%, 1/15/18	1,790	1,879,500
Sealy Mattress Co., Sr. Notes, 10.875%, 4/15/16(1)	16,439	18,123,997
Spectrum Brands Holdings, Inc., (PIK), 12.00%, 8/28/19	10,467	11,592,203

		$84,251,756

Containers — 1.5%

BWAY Holding Co., 10.00%, 6/15/18	$1,855	$1,910,650
Reynolds Group Holdings, Inc., 9.00%, 5/15/18(1)(2)	1,395	1,356,638
Reynolds Group Holdings, Inc., Sr. Notes, 6.875%, 2/15/21(1)	13,555	13,758,325
Reynolds Group Holdings, Inc., Sr. Notes, 7.125%, 4/15/19(1)	8,085	8,287,125
Reynolds Group Holdings, Inc., Sr. Notes, 8.75%, 10/15/16(1)	7,230	7,636,687
Reynolds Group Holdings, Inc., Sr. Notes, 9.00%, 4/15/19(1)	3,500	3,395,000
Reynolds Group Holdings, Inc., Sr. Notes, 9.875%, 8/15/19(1)	2,435	2,447,175
Sealed Air Corp., Sr. Notes, 8.375%, 9/15/21(1)	9,925	10,768,625

		$49,560,225

Diversified Financial Services — 4.0%

AWAS Aviation Capital, Ltd., Sr. Notes, 7.00%, 10/17/16(1)	$14,653	$14,652,936
Cantor Fitzgerald, L.P., 7.875%, 10/15/19(1)	5,410	5,593,486
CIT Group, Inc., 7.00%, 5/1/15	9,165	9,176,456
CIT Group, Inc., Sr. Notes, 5.25%, 4/1/14(1)	9,040	9,040,000
CIT Group, Inc., Sr. Notes, 7.00%, 5/1/17	18,340	18,362,925
E*Trade Financial Corp., Sr. Notes, (PIK), 12.50%, 11/30/17	13,685	15,840,388
International Lease Finance Corp., Sr. Notes, 5.875%, 5/1/13	2,395	2,395,000
International Lease Finance Corp., Sr. Notes, 6.25%, 5/15/19	7,200	6,803,762
International Lease Finance Corp., Sr. Notes, 8.25%, 12/15/20	16,365	16,978,687
International Lease Finance Corp., Sr. Notes, 8.75%, 3/15/17	5,350	5,652,275
International Lease Finance Corp., Sr. Notes, MTN, 5.65%, 6/1/14	11,900	11,483,500
TransUnion LLC/TransUnion Financing Corp., 11.375%, 6/15/18	12,910	14,426,925

		$130,406,340

See Notes to Financial Statements.

Boston Income Portfolio

October 31, 2011

Portfolio of Investments — continued

	Principal
	Amount
Security	(000’s omitted)	Value

Diversified Media — 2.6%

Catalina Marketing Corp., 11.625%, 10/1/17(1)	$13,835	$13,575,594
Catalina Marketing Corp., (PIK), 10.50%, 10/1/15(1)	9,694	9,766,705
Checkout Holding Corp., Sr. Notes, 0.00%, 11/15/15(1)	9,495	5,032,350
Clear Channel Worldwide Holdings, Inc., 9.25%, 12/15/17	4,900	5,341,000
LBI Media, Inc., Sr. Disc. Notes, 11.00%, 10/15/13	1,860	1,664,700
LBI Media, Inc., Sr. Notes, 9.25%, 4/15/19(1)	6,460	6,007,800
MDC Partners, Inc., 11.00%, 11/1/16	12,150	13,213,125
Nielsen Finance, LLC, 11.50%, 5/1/16	4,336	4,997,240
Nielsen Finance, LLC, Sr. Notes, 11.625%, 2/1/14	518	598,290
WMG Acquisition Corp., Sr. Notes, 9.50%, 6/15/16(1)	2,195	2,337,675
WMG Acquisition Corp., Sr. Notes, 9.50%, 6/15/16	10,615	11,304,975
WMG Acquisition Corp., Sr. Notes, 11.50%, 10/1/18(1)	11,635	11,664,087

		$85,503,541

Energy — 8.7%

AmeriGas Partners LP/AmeriGas Finance Corp., Sr. Notes, 6.25%, 8/20/19	$5,490	$5,462,550
Anadarko Petroleum Corp., Sr. Notes, 6.375%, 9/15/17	7,670	9,049,994
Antero Resources Finance Corp., Sr. Notes, 7.25%, 8/1/19(1)	3,895	4,031,325
ATP Oil & Gas Corp., Sr. Notes, 11.875%, 5/1/15	11,305	9,439,675
Basic Energy Services, Inc., 7.75%, 2/15/19(1)	2,375	2,386,875
Berry Petroleum Co., Sr. Notes, 10.25%, 6/1/14	6,755	7,683,813
Bill Barrett Corp., 7.625%, 10/1/19	6,350	6,731,000
Bill Barrett Corp., 9.875%, 7/15/16	1,410	1,565,100
Calfrac Holdings, LP, Sr. Notes, 7.50%, 12/1/20(1)	2,860	2,759,900
Carrizo Oil & Gas, Inc., 8.625%, 10/15/18	16,560	16,891,200
CHC Helicopter SA, Sr. Notes, 9.25%, 10/15/20(1)	14,205	12,855,525
Chesapeake Oilfield Operating, LLC/Chesapeake Oilfield Finance, Inc., 6.625%, 11/15/19(1)	3,875	3,991,250
Coffeyville Resources, LLC/Coffeyville Finance, Inc., Sr. Notes, 9.00%, 4/1/15(1)	7,569	8,193,442
Concho Resources, Inc., 6.50%, 1/15/22	4,730	4,990,150
Concho Resources, Inc., Sr. Notes, 7.00%, 1/15/21	5,535	6,005,475
Continental Resources, Inc., 7.125%, 4/1/21	2,290	2,484,650
Continental Resources, Inc., 7.375%, 10/1/20	925	1,008,250
Denbury Resources, Inc., 8.25%, 2/15/20	5,335	5,921,850
Denbury Resources, Inc., Sr. Sub. Notes, 9.75%, 3/1/16	9,875	10,985,937
Frac Tech Services, LLC/Frac Tech Finance, Inc., 7.625%, 11/15/18(1)	12,215	12,825,750
Frontier Oil Corp., 6.875%, 11/15/18	1,825	1,870,625
GMX Resources, Inc., 11.375%, 2/15/19(1)	3,725	2,700,625
Harvest Operations Corp., 6.875%, 10/1/17(1)	2,710	2,811,625
Holly Corp., 9.875%, 6/15/17	5,995	6,594,500
Oasis Petroleum, Inc., 6.50%, 11/1/21	3,365	3,390,238
OGX Petroleo E Gas Participacoes SA, 8.50%, 6/1/18(1)	22,685	22,685,000
Oil States International, Inc., 6.50%, 6/1/19	11,980	12,608,950
Petroleum Development Corp., Sr. Notes, 12.00%, 2/15/18	3,885	4,234,650
Petroplus Finance, Ltd., 7.00%, 5/1/17(1)	6,105	4,670,325
Petroplus Finance, Ltd., Sr. Notes, 9.375%, 9/15/19(1)	5,610	4,459,950
Precision Drilling Corp., 6.625%, 11/15/20	3,450	3,682,875
Precision Drilling Corp., Sr. Notes, 6.50%, 12/15/21(1)	7,945	8,421,700
Quicksilver Resources, Inc., Sr. Notes, 11.75%, 1/1/16	14,465	16,417,775
Range Resources Corp., 6.75%, 8/1/20	5,485	6,115,775
Rosetta Resources, Inc., 9.50%, 4/15/18	3,375	3,708,281
SESI, LLC, 6.375%, 5/1/19(1)	11,995	12,294,875
SESI, LLC, Sr. Notes, 6.875%, 6/1/14	1,150	1,155,750
Southwestern Energy Co., Sr. Notes, 7.50%, 2/1/18	9,050	10,543,250
Venoco, Inc., 11.50%, 10/1/17	1,870	1,954,150
Venoco, Inc., Sr. Notes, 8.875%, 2/15/19	13,000	12,252,500
W&T Offshore, Inc., Sr. Notes, 8.50%, 6/15/19(1)	9,615	9,855,375

		$287,692,505

Entertainment / Film — 0.9%

AMC Entertainment, Inc., Sr. Notes, 8.75%, 6/1/19	$1,865	$1,981,563
Cinemark USA, Inc., 7.375%, 6/15/21	2,395	2,400,988
NAI Entertainment Holdings, LLC, Sr. Notes, 8.25%, 12/15/17(1)	2,875	3,040,312
National CineMedia, LLC, Sr. Notes, 7.875%, 7/15/21	3,450	3,501,750
Regal Cinemas Corp., 8.625%, 7/15/19	2,660	2,859,500
Regal Entertainment Group, 9.125%, 8/15/18	10,655	11,454,125
Ticketmaster Entertainment, Inc., 10.75%, 8/1/16	3,650	3,832,500

		$29,070,738

Environmental — 0.3%

Casella Waste Systems, Inc., 7.75%, 2/15/19	$3,315	$3,198,975
Casella Waste Systems, Inc., Sr. Notes, 11.00%, 7/15/14	2,350	2,549,750
Clean Harbors, Inc., Sr. Notes, 7.625%, 8/15/16	3,555	3,777,188

		$9,525,913

See Notes to Financial Statements.

Boston Income Portfolio

October 31, 2011

Portfolio of Investments — continued

	Principal
	Amount
Security	(000’s omitted)	Value

Food / Beverage / Tobacco — 0.9%

ASG Consolidated, LLC/ASG Finance, Inc., Sr. Notes, 15.00%, 5/15/17(1)	$6,463	$6,274,072
ASG Consolidated, LLC/ASG Finance, Inc., Sr. Sub. Notes, 10.75%, 5/15/16(1)	12,295	12,387,213
Michael Foods, Inc., 9.75%, 7/15/18	9,060	9,490,350
Pinnacle Foods Finance, LLC, 10.625%, 4/1/17	2,050	2,132,000

		$30,283,635

Gaming — 5.4%

Buffalo Thunder Development Authority, 9.375%, 12/15/14(1)(3)	$11,355	$4,031,025
CCM Merger, Inc., 8.00%, 8/1/13(1)	2,925	2,793,375
Harrah’s Operating Co., Inc., 5.375%, 12/15/13	3,725	3,352,500
Harrah’s Operating Co., Inc., 5.625%, 6/1/15	25,140	17,220,900
Harrah’s Operating Co., Inc., 10.00%, 12/15/15	5,840	5,285,200
Harrah’s Operating Co., Inc., Sr. Notes, 10.00%, 12/15/18	2,280	1,729,950
Harrah’s Operating Co., Inc., Sr. Notes, 11.25%, 6/1/17	13,160	14,147,000
Harrah’s Operating Co., Inc., Sr. Notes, 12.75%, 4/15/18	14,940	13,221,900
Inn of the Mountain Gods Resort & Casino, Sr. Notes, 8.75%, 11/30/20(1)	2,173	2,129,540
Inn of the Mountain Gods Resort & Casino, Sr. Notes, (PIK), 1.25%, 11/30/20(1)	5,006	2,860,010
Mandalay Resort Group, 7.625%, 7/15/13	2,965	2,950,175
MCE Finance, Ltd., Sr. Notes, 10.25%, 5/15/18	7,080	7,469,400
MGM Resorts International, 6.75%, 9/1/12	2,430	2,423,925
MGM Resorts International, 6.75%, 4/1/13	10,390	10,377,012
MGM Resorts International, Sr. Notes, 9.00%, 3/15/20	2,250	2,497,500
MGM Resorts International, Sr. Notes, 10.375%, 5/15/14	4,625	5,180,000
MGM Resorts International, Sr. Notes, 11.125%, 11/15/17	4,790	5,460,600
Mohegan Tribal Gaming Authority, Sr. Sub. Notes, 6.875%, 2/15/15	7,630	3,872,225
Mohegan Tribal Gaming Authority, Sr. Sub. Notes, 7.125%, 8/15/14	7,140	3,819,900
Mohegan Tribal Gaming Authority, Sr. Sub. Notes, 8.00%, 4/1/12	15,085	10,220,087
Mohegan Tribal Gaming Authority, Sr. Sub. Notes, 11.50%, 11/1/17(1)	5,385	5,048,438
Peninsula Gaming, LLC, 8.375%, 8/15/15	4,165	4,300,363
Peninsula Gaming, LLC, 10.75%, 8/15/17	11,540	11,943,900
SugarHouse HSP Gaming Property, LP/SugarHouse HSP Gaming Finance Corp., 8.625%, 4/15/16(1)	2,590	2,674,175
Tunica-Biloxi Gaming Authority, Sr. Notes, 9.00%, 11/15/15(1)	9,455	9,455,000
Waterford Gaming, LLC, Sr. Notes, 8.625%, 9/15/14(1)(4)	8,562	4,935,405
Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp., 7.75%, 8/15/20	16,075	17,762,875

		$177,162,380

Health Care — 7.6%

Accellent, Inc., Sr. Notes, 8.375%, 2/1/17	$11,860	$12,156,500
Alere, Inc., Sr. Notes, 7.875%, 2/1/16	5,460	5,432,700
American Renal Holdings, Sr. Notes, 8.375%, 5/15/18	1,820	1,911,000
AMGH Merger Sub, Inc., 9.25%, 11/1/18(1)	10,230	10,690,350
Biomet, Inc., 11.625%, 10/15/17	32,435	35,516,325
Biomet, Inc., (PIK), 10.375%, 10/15/17	8,570	9,298,450
Capella Healthcare, Inc., 9.25%, 7/1/17(1)	2,450	2,535,750
ConvaTec Healthcare E SA, Sr. Notes, 10.50%, 12/15/18(1)	19,765	19,122,637
Emdeon, Inc., 11.00%, 12/31/19(1)	2,420	2,528,900
Emergency Medical Services Corp., 8.125%, 6/1/19(1)	12,775	12,838,875
Endo Pharmaceuticals Holdings, Inc., 7.00%, 7/15/19(1)	4,610	5,001,850
Endo Pharmaceuticals Holdings, Inc., 7.00%, 12/15/20(1)	4,240	4,558,000
Endo Pharmaceuticals Holdings, Inc., 7.25%, 1/15/22(1)	3,825	4,140,563
Fresenius US Finance II, Inc., Sr. Notes, 9.00%, 7/15/15(1)	3,685	4,182,475
HCA Holdings, Inc., Sr. Notes, 7.75%, 5/15/21(1)	2,820	2,834,100
HCA, Inc., 7.50%, 2/15/22	25,150	25,715,875
HCA, Inc., Sr. Notes, 6.50%, 2/15/20	10,650	11,182,500
HCA, Inc., Sr. Notes, 9.875%, 2/15/17	6,315	6,930,713
Immucor, Inc., Sr. Notes, 11.125%, 8/15/19(1)	4,380	4,555,200
inVentiv Health, Inc., Sr. Notes, 10.00%, 8/15/18(1)	3,205	3,092,825
Kinetic Concepts, Inc./KCI USA, Inc., 10.50%, 11/1/18(1)	9,735	9,868,856
Multiplan, Inc., 9.875%, 9/1/18(1)	9,515	9,848,025
Patheon, Inc., Sr. Notes, 8.625%, 4/15/17(1)	3,600	3,078,000
Res-Care, Inc., Sr. Notes, 10.75%, 1/15/19	8,290	8,497,250
Rotech Healthcare, Inc., 10.50%, 3/15/18	6,640	5,312,000
Stewart Enterprises, Inc., 6.50%, 4/15/19	1,900	1,871,500
STHI Holding Corp., 8.00%, 3/15/18(1)	9,840	10,086,000
Teleflex, Inc., 6.875%, 6/1/19	1,925	2,002,000

See Notes to Financial Statements.

Boston Income Portfolio

October 31, 2011

Portfolio of Investments — continued

	Principal
	Amount
Security	(000’s omitted)	Value

Health Care (continued)

VWR Funding, Inc., (PIK), 10.25%, 7/15/15	$1,000	$1,050,000
Warner Chilcott Co., LLC, 7.75%, 9/15/18	14,275	14,953,062

		$250,792,281

Homebuilders / Real Estate — 1.1%

CB Richard Ellis Service, Inc., 6.625%, 10/15/20	$8,930	$9,108,600
CB Richard Ellis Service, Inc., Sr. Sub. Notes, 11.625%, 6/15/17	22,945	26,673,563

		$35,782,163

Insurance — 0.4%

Alliant Holdings I, Inc., 11.00%, 5/1/15(1)	$5,665	$5,870,356
HUB International Holdings, Inc., Sr. Notes, 9.00%, 12/15/14(1)	4,265	4,265,000
USI Holdings Corp., Sr. Notes, 4.161%, 11/15/14(1)(5)	2,135	1,932,175

		$12,067,531

Leisure — 1.3%

NCL Corp, Ltd., Sr. Notes, 9.50%, 11/15/18(1)	$2,720	$2,842,400
NCL Corp, Ltd., Sr. Notes, 11.75%, 11/15/16	12,095	13,969,725
Royal Caribbean Cruises, Sr. Notes, 6.875%, 12/1/13	4,095	4,289,513
Royal Caribbean Cruises, Sr. Notes, 7.00%, 6/15/13	5,505	5,794,012
Royal Caribbean Cruises, Sr. Notes, 7.25%, 6/15/16	2,185	2,327,025
Royal Caribbean Cruises, Sr. Notes, 7.25%, 3/15/18	4,390	4,587,550
Royal Caribbean Cruises, Sr. Notes, 11.875%, 7/15/15	1,975	2,355,188
Seven Seas Cruises, S. DE R.L., LLC, 9.125%, 5/15/19(1)	3,365	3,449,125
Vail Resorts, Inc., Sr. Sub. Notes, 6.50%, 5/1/19(1)	2,420	2,426,050

		$42,040,588

Metals / Mining — 4.7%

Alpha Natural Resources, Inc., 6.00%, 6/1/19	$9,585	$9,561,037
Alpha Natural Resources, Inc., 6.25%, 6/1/21	7,240	7,185,700
Arch Coal, Inc., 7.00%, 6/15/19(1)	9,595	9,978,800
Arch Coal, Inc., 7.25%, 10/1/20	3,175	3,309,938
Arch Coal, Inc., 7.25%, 6/15/21(1)	9,595	9,930,825
Arch Coal, Inc., Sr. Notes, 8.75%, 8/1/16	2,660	2,919,350
CII Carbon, LLC, 11.125%, 11/15/15(1)	5,855	6,195,603
CII Carbon, LLC, Sr. Notes, 8.00%, 12/1/18(1)	8,495	8,707,375
Cloud Peak Energy Resources, LLC/Cloud Peak Energy Finance Corp., 8.50%, 12/15/19	10,620	11,416,500
Consol Energy, Inc., 8.00%, 4/1/17	5,395	5,934,500
Consol Energy, Inc., 8.25%, 4/1/20	4,520	4,972,000
FMG Resources PTY, Ltd., Sr. Notes, 7.00%, 11/1/15(1)	22,750	22,863,750
FMG Resources PTY, Ltd., Sr. Notes, 8.25%, 11/1/19(1)	19,470	19,762,050
Novelis, Inc., 8.375%, 12/15/17	4,800	5,208,000
Novelis, Inc., 8.75%, 12/15/20	9,225	10,101,375
Quadra FNX Mining, Ltd., Sr. Notes, 7.75%, 6/15/19(1)	13,250	12,918,750
SunCoke Energy, Inc., 7.625%, 8/1/19(1)	4,840	4,912,600

		$155,878,153

Paper — 2.0%

Boise Paper Holdings, LLC, 8.00%, 4/1/20	$1,805	$1,908,787
Boise Paper Holdings, LLC, 9.00%, 11/1/17	7,295	7,842,125
Domtar Corp., Sr. Notes, 10.75%, 6/1/17	8,205	10,338,300
Longview Fibre Paper & Packaging, Inc., Sr. Notes, 8.00%, 6/1/16(1)	4,830	4,926,600
Sappi Papier Holdings GmbH, Sr. Notes, 6.625%, 4/15/21(1)	22,110	20,230,650
Verso Paper Holdings, LLC/Verso Paper, Inc., 8.75%, 2/1/19	7,065	5,122,125
Verso Paper Holdings, LLC/Verso Paper, Inc., 11.375%, 8/1/16	17,925	13,354,125
Verso Paper Holdings, LLC/Verso Paper, Inc., Sr. Notes, 4.004%, 8/1/14(5)	975	726,375

		$64,449,087

Railroad — 0.1%

Kansas City Southern Mexico, Sr. Notes, 6.125%, 6/15/21	$2,635	$2,766,750

		$2,766,750

Restaurants — 0.5%

NPC International, Inc., Sr. Sub. Notes, 9.50%, 5/1/14	$15,360	$15,705,600

		$15,705,600

Services — 4.8%

Abengoa Finance SAU, 8.875%, 11/1/17(1)	$5,225	$5,303,375
AE Escrow Corp., 9.75%, 3/15/20(1)	9,780	10,220,100
Aramark Holdings Corp., Sr. Notes, (PIK), 8.625%, 5/1/16(1)	3,530	3,680,025

See Notes to Financial Statements.

Boston Income Portfolio

October 31, 2011

Portfolio of Investments — continued

	Principal
	Amount
Security	(000’s omitted)	Value

Services (continued)

Avis Budget Car Rental, LLC/Avis Budget Finance, Inc., 9.625%, 3/15/18	$10,565	$11,093,250
Education Management, LLC, Sr. Notes, 8.75%, 6/1/14	18,555	18,462,225
Hertz Corp., 7.50%, 10/15/18	75	78,562
Laureate Education, Inc., 10.00%, 8/15/15(1)	26,656	26,922,560
Laureate Education, Inc., 11.75%, 8/15/17(1)	16,084	16,405,680
Laureate Education, Inc., (PIK), 10.25%, 8/15/15(1)	32,089	32,570,713
RSC Equipment Rental, Inc., 10.25%, 11/15/19	4,495	4,944,500
RSC Equipment Rental, Inc., Sr. Notes, 10.00%, 7/15/17(1)	12,705	14,229,600
Rural/Metro Corp., Sr. Notes, 10.125%, 7/15/19(1)	4,090	4,028,650
Sitel, LLC/Sitel Finance Corp., Sr. Notes, 11.50%, 4/1/18	2,750	2,241,250
United Rentals North America, Inc., 10.875%, 6/15/16	7,465	8,472,775

		$158,653,265

Steel — 0.1%

JMC Steel Group, Inc., Sr. Notes, 8.25%, 3/15/18(1)	$4,845	$4,820,775
RathGibson, Inc., Sr. Notes, 11.25%, 2/15/14(3)(4)	8,245	825

		$4,821,600

Super Retail — 5.9%

Academy, Ltd./Academy Finance Corp., 9.25%, 8/1/19(1)	$14,435	$14,579,350
Express, LLC/Express Finance Corp., 8.75%, 3/1/18	21,040	22,670,600
Limited Brands, Inc., 6.625%, 4/1/21	21,875	23,078,125
Limited Brands, Inc., 8.50%, 6/15/19	12,810	14,987,700
Michaels Stores, Inc., 7.75%, 11/1/18	2,215	2,259,300
Michaels Stores, Inc., 11.375%, 11/1/16	4,553	4,769,313
Pantry, Inc., 7.75%, 2/15/14	5,620	5,634,050
PETCO Animal Supplies, Inc., 9.25%, 12/1/18(1)	13,955	14,896,963
Sally Holdings, LLC, Sr. Notes, 10.50%, 11/15/16	37,383	39,579,251
Toys “R” Us, 10.75%, 7/15/17	30,715	34,247,225
Toys “R” Us, Sr. Notes, 7.375%, 9/1/16(1)	5,980	6,099,600
Toys “R” Us, Sr. Notes, 7.875%, 4/15/13	12,570	12,852,825

		$195,654,302

Technology — 3.0%

Advanced Micro Devices, Inc., 8.125%, 12/15/17	$3,260	$3,374,100
Advanced Micro Devices, Inc., Sr. Notes, 7.75%, 8/1/20	3,125	3,187,500
Avaya, Inc., Sr. Notes, 7.00%, 4/1/19(1)	3,825	3,691,125
Avaya, Inc., Sr. Notes, 9.75%, 11/1/15	8,840	7,867,600
Avaya, Inc., Sr. Notes, (PIK), 10.125%, 11/1/15(1)	1	456
Avaya, Inc., Sr. Notes, (PIK), 10.125%, 11/1/15	19,309	17,233,076
Brocade Communications Systems, Inc., Sr. Notes, 6.625%, 1/15/18	2,215	2,309,138
Brocade Communications Systems, Inc., Sr. Notes, 6.875%, 1/15/20	2,795	2,941,738
CommScope, Inc., Sr. Notes, 8.25%, 1/15/19(1)	4,540	4,494,600
Seagate HDD Cayman, 7.00%, 11/1/21(1)	11,895	11,716,575
SSI Investments II, Sr. Notes, 11.125%, 6/1/18	14,310	15,168,600
SunGard Data Systems, Inc., Sr. Notes, 10.625%, 5/15/15	25,755	27,879,787

		$99,864,295

Telecommunications — 6.6%

CenturyLink, Inc., Sr. Notes, 6.45%, 6/15/21	$19,180	$19,302,426
Digicel Group, Ltd., Sr. Notes, 8.25%, 9/1/17(1)	11,140	11,474,200
Digicel Group, Ltd., Sr. Notes, 12.00%, 4/1/14(1)	8,325	9,490,500
EH Holding Corp., Sr. Notes, 6.50%, 6/15/19(1)	13,025	13,383,187
Equinix, Inc., Sr. Notes, 7.00%, 7/15/21	4,815	5,140,012
GCI, Inc., Sr. Notes, 6.75%, 6/1/21	2,400	2,358,000
Intelsat Bermuda, Ltd., 11.25%, 6/15/16	8,675	9,173,812
Intelsat Jackson Holdings, Ltd., 9.50%, 6/15/16	4,183	4,376,464
Intelsat Luxembourg SA, 11.50%, 2/4/17(1)	14,257	14,292,706
Intelsat Luxembourg SA, (PIK), 11.50%, 2/4/17	4,954	4,966,259
Nextel Communications, Inc., Series E, 6.875%, 10/31/13	20,390	20,237,075
NII Capital Corp., 8.875%, 12/15/19	10,395	10,966,725
SBA Telecommunications, Inc., 8.00%, 8/15/16	4,075	4,401,000
SBA Telecommunications, Inc., 8.25%, 8/15/19	2,725	2,990,688
Sprint Nextel Corp., Sr. Notes, 6.00%, 12/1/16	13,010	11,383,750
Telesat Canada/Telesat, LLC, Sr. Notes, 11.00%, 11/1/15	11,660	12,738,550
Telesat Canada/Telesat, LLC, Sr. Sub. Notes, 12.50%, 11/1/17	12,665	14,200,631
Wind Acquisition Finance SA, Sr. Notes, 11.75%, 7/15/17(1)	5,330	5,303,350
Wind Acquisition Finance SA, Sr. Notes, (PIK), 12.25%, 7/15/17(1)	28,561	25,102,951
Windstream Corp., 7.75%, 10/1/21	8,500	8,903,750
Windstream Corp., 7.875%, 11/1/17	1,900	2,061,500
Windstream Corp., 8.125%, 9/1/18	4,940	5,310,500

		$217,558,036

Textiles / Apparel — 0.9%

Oxford Industries, Inc., Sr. Notes, 11.375%, 7/15/15	$10,607	$11,787,029
Perry Ellis International, Inc., 7.875%, 4/1/19	6,515	6,645,300

See Notes to Financial Statements.

Boston Income Portfolio

October 31, 2011

Portfolio of Investments — continued

	Principal
	Amount
Security	(000’s omitted)	Value

Textiles / Apparel (continued)

Phillips-Van Heusen Corp., Sr. Notes, 7.75%, 11/15/23	$10,315	$10,826,314

		$29,258,643

Transportation Ex Air / Rail — 1.0%

CEVA Group PLC, Sr. Notes, 8.375%, 12/1/17(1)	$14,420	$13,518,750
CEVA Group PLC, Sr. Notes, 11.50%, 4/1/18(1)	9,300	8,439,750
CEVA Group PLC, Sr. Notes, 11.625%, 10/1/16(1)	6,960	7,064,400
CMA CGM SA, 8.50%, 4/15/17(1)	10,770	4,846,500

		$33,869,400

Utilities — 3.8%

AES Corp. (The), Sr. Notes, 7.375%, 7/1/21(1)	$4,765	$5,122,375
Calpine Construction Finance Co. LP/CCFC Finance Corp., Sr. Notes, 8.00%, 6/1/16(1)	11,965	12,802,550
Calpine Corp., Sr. Notes, 7.50%, 2/15/21(1)	23,420	24,708,100
Dolphin Subsidiary II, Inc., Sr. Notes, 6.50%, 10/15/16(1)	7,335	7,940,137
Dolphin Subsidiary II, Inc., Sr. Notes, 7.25%, 10/15/21(1)	14,880	15,996,000
Dynegy Holdings, LLC, 7.625%, 10/15/26	7,090	4,289,450
Dynegy Holdings, LLC, Sr. Notes, 7.75%, 6/1/19	2,785	1,824,175
Edison Mission Energy, Sr. Notes, 7.50%, 6/15/13	7,080	6,832,200
GenOn Energy, Inc., Sr. Notes, 9.875%, 10/15/20	12,995	13,774,700
NRG Energy, Inc., 7.875%, 5/15/21(1)	7,300	7,409,500
NRG Energy, Inc., 8.25%, 9/1/20	11,225	11,674,000
Reliant Energy, Inc., Sr. Notes, 7.625%, 6/15/14	785	804,625
TXU Texas Competitive Electric Holdings Co., LLC, Sr. Notes, 11.50%, 10/1/20(1)	12,585	10,886,025

		$124,063,837

Total Corporate Bonds & Notes
(identified cost $2,738,860,972)		$2,781,399,010

Senior Floating-Rate Interests — 4.5%(6)

	Principal
	Amount
Borrower/Tranche Description	(000’s omitted)	Value

Automotive — 0.2%

Chrysler Group, LLC, Term Loan, 6.00%, Maturing 5/24/17	$6,135	$5,813,833

		$5,813,833

Broadcasting — 0.6%

HIT Entertainment, Inc., Term Loan - Second Lien, 5.77%, Maturing 2/26/13	$20,590	$20,401,252

		$20,401,252

Building Materials — 0.4%

Panolam Industries International, Inc., Term Loan, 8.25%, Maturing 12/31/13	$10,261	$9,360,055
Panolam Industries International, Inc., Term Loan - Second Lien, 10.00%, Maturing 6/30/14	4,223	3,643,305

		$13,003,360

Consumer Products — 0.8%

Amscan Holdings, Inc., Term Loan, 6.75%, Maturing 12/4/17	$13,365	$13,185,414
Revlon Consumer Products Corp., Term Loan, 4.75%, Maturing 11/17/17	13,103	13,053,615

		$26,239,029

Diversified Financial Services — 0.1%

First Data Corp., Term Loan, 2.99%, Maturing 9/24/14	$5,632	$5,219,751

		$5,219,751

Food Service — 0.4%

Del Monte Foods Co., Term Loan, 4.50%, Maturing 3/8/18	$11,870	$11,603,169
U.S. Foodservice, Inc., Term Loan, 2.75%, Maturing 7/3/14	1,979	1,842,260

		$13,445,429

Gaming — 0.2%

Cannery Casino Resorts, LLC, Term Loan - Second Lien, 4.50%, Maturing 5/16/14	$3,220	$2,801,400
CCM Merger, Inc., Term Loan, 7.00%, Maturing 3/1/17	3,946	3,931,369

		$6,732,769

Health Care — 0.3%

Aptalis Pharma, Inc., Term Loan, 5.50%, Maturing 2/10/17	$10,215	$9,889,675

		$9,889,675

See Notes to Financial Statements.

Boston Income Portfolio

October 31, 2011

Portfolio of Investments — continued

	Principal
	Amount
Borrower/Tranche Description	(000’s omitted)	Value

Insurance — 0.4%

Asurion Corp., Term Loan - Second Lien, 9.00%, Maturing 5/24/19	$7,800	$7,692,750
HUB International Holdings, Inc., Term Loan, 6.75%, Maturing 6/13/14	4,875	4,887,565

		$12,580,315

Services — 0.1%

Brickman Group Holdings, Inc., Term Loan, 7.25%, Maturing 10/14/16	$2,978	$2,977,500

		$2,977,500

Super Retail — 0.4%

Academy, Ltd., Term Loan, 6.00%, Maturing 8/3/18	$6,850	$6,804,331
Burlington Coat Factory Warehouse Corp., Term Loan, 6.25%, Maturing 2/23/17	5,124	5,023,104

		$11,827,435

Transportation Ex Air / Rail — 0.2%

CEVA Group PLC, Term Loan, 5.37%, Maturing 8/31/16	$1,991	$1,854,869
CEVA Group PLC, Term Loan, 5.43%, Maturing 8/31/16	1,774	1,652,941
CEVA Group PLC, Term Loan, 5.43%, Maturing 8/31/16	3,890	3,623,898

		$7,131,708

Utilities — 0.4%

TXU Texas Competitive Electric Holdings Co., LLC, Term Loan, 3.76%, Maturing 10/10/14	$16,810	$12,670,333

		$12,670,333

Total Senior Floating-Rate Interests
(identified cost $152,319,902)		$147,932,389

Convertible Bonds — 0.4%

	Principal
	Amount
Security	(000’s omitted)	Value

Automotive & Auto Parts — 0.4%

Ford Motor Co., 4.25%, 11/15/16	$7,820	$11,671,350

		$11,671,350

Total Convertible Bonds
(identified cost $13,515,888)		$11,671,350

Common Stocks — 0.7%

Security	Shares	Value

Building Materials — 0.2%

Panolam Holdings Co.(4)(7)(8)	6,997	$5,975,718

		$5,975,718

Consumer Products — 0.0%(9)

HF Holdings, Inc.(4)(7)(8)	3,400	$16,558

		$16,558

Energy — 0.0%(9)

SemGroup Corp.(7)	26,457	$740,267

		$740,267

Gaming — 0.0%(9)

Greektown Superholdings, Inc.(7)	1,365	$92,138
Shreveport Gaming Holdings, Inc.(4)	3,597	1,043

		$93,181

Steel — 0.4%

RathGibson Acquisition Co., LLC(4)(7)(8)	367,800	$11,365,020

		$11,365,020

Super Retail — 0.1%

GNC Holdings, Inc., Class A(7)	181,851	$4,500,812

		$4,500,812

Total Common Stocks
(identified cost $7,892,105)		$22,691,556

Convertible Preferred Stocks — 0.3%

Security	Shares	Value

Automotive & Auto Parts — 0.1%

Goodyear Tire & Rubber Co. (The), 5.875%	50,000	$2,511,000

		$2,511,000

Energy — 0.2%

Chesapeake Energy Corp., 4.50%	80,133	$7,748,060
Chesapeake Energy Corp., 5.00%	9,586	881,912

		$8,629,972

Total Convertible Preferred Stocks
(identified cost $11,493,164)		$11,140,972

See Notes to Financial Statements.

Boston Income Portfolio

October 31, 2011

Portfolio of Investments — continued

Preferred Stocks — 0.3%

Security	Shares	Value

Banks and Thrifts — 0.3%

GMAC Capital Trust I, 8.125%	452,465	$9,483,666

		$9,483,666

Total Preferred Stocks
(identified cost $11,410,043)		$9,483,666

Miscellaneous — 0.0%(9)

Security	Shares	Value

Cable / Satellite TV — 0.0%(9)

Adelphia, Inc., Escrow Certificate(7)	10,260,000	$38,475
Adelphia, Inc., Escrow Certificate(7)	5,085,000	19,069
Adelphia Recovery Trust(7)	14,818,854	88,913

		$146,457

Gaming — 0.0%(9)

BLB Worldwide Holdings, Inc., Contingent Value Rights, Expires 11/5/17(7)(8)	8,520	$51,120

		$51,120

Health Care — 0.0%(9)

US Oncology, Inc., Escrow Certificate(7)	4,050,000	$50,625

		$50,625

Services — 0.0%(9)

NCS Acquisition Corp., Escrow Certificate(4)(7)	2,950,000	$203,402

		$203,402

Total Miscellaneous
(identified cost $13,913,678)		$451,604

Warrants — 0.0%(9)

Security	Shares	Value

Energy — 0.0%(9)

SemGroup Corp., Expires 11/30/14(7)	27,849	$207,475

		$207,475

Food / Beverage / Tobacco — 0.0%(9)

ASG Consolidated, LLC/ASG Finance, Inc., Expires 5/15/18(7)	5,575	$696,875

		$696,875

Gaming — 0.0%(9)

Peninsula Gaming, LLC, Convertible Preferred Membership Interests(4)(7)(8)	6,338	$576,867

		$576,867

Publishing / Printing — 0.0%

Reader’s Digest Association, Inc. (The), Expires 2/14/19(4)(7)(8)	33,105	$0

		$0

Total Warrants
(identified cost $278)		$1,481,217

Short-Term Investments — 7.6%

	Interest
Security	(000’s omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.12%(10)	$250,946	$250,945,916

Total Short-Term Investments
(identified cost $250,945,916)		$250,945,916

Total Investments — 98.2%
(identified cost $3,200,351,946)		$3,237,197,680

Other Assets, Less Liabilities — 1.8%		$59,352,167

Net Assets — 100.0%		$3,296,549,847

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

MTN	- Medium-Term Note
PIK	- Payment In Kind

(1)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At October 31, 2011, the aggregate value of these securities is $1,109,784,794 or 33.7% of the Portfolio’s net assets.

(2)	Multi-step coupon bond. Interest rate represents the rate in effect at October 31, 2011.

See Notes to Financial Statements.

Boston Income Portfolio

October 31, 2011

Portfolio of Investments — continued

(3)	Currently the issuer is in default with respect to interest and/or principal payments. For a variable rate security, interest rate has been adjusted to reflect non-accrual status.

(4)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

(5)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2011.

(6)	Senior floating-rate interests (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(7)	Non-income producing security.

(8)	Restricted security (see Note 5).

(9)	Amount is less than 0.05%.

(10)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2011.

See Notes to Financial Statements.

Boston Income Portfolio

October 31, 2011

Statement of Assets and Liabilities

Assets	October 31, 2011

Unaffiliated investments, at value (identified cost, $2,949,406,030)	$2,986,251,764
Affiliated investment, at value (identified cost, $250,945,916)	250,945,916
Cash	1,227,015
Interest and dividends receivable	67,486,279
Interest receivable from affiliated investment	13,675
Receivable for investments sold	20,927,152
Receivable for open swap contracts	739,642
Premium paid on open swap contracts	5,249,859

Total assets	$3,332,841,302

Liabilities

Payable for investments purchased	$32,916,531
Payable for open swap contracts	1,478,007
Premium received on open swap contracts	124,339
Payable to affiliates:
Investment adviser fee	1,590,703
Trustees’ fees	4,208
Accrued expenses	177,667

Total liabilities	$36,291,455

Net Assets applicable to investors’ interest in Portfolio	$3,296,549,847

Sources of Net Assets

Net proceeds from capital contributions and withdrawals	$3,260,442,478
Net unrealized appreciation	36,107,369

Total	$3,296,549,847

See Notes to Financial Statements.

Boston Income Portfolio

October 31, 2011

Statement of Operations

Year Ended
Investment Income	October 31, 2011

Interest and other income	$259,797,083
Dividends	1,344,850
Interest allocated from affiliated investment	295,044
Expenses allocated from affiliated investment	(28,294)

Total investment income	$261,408,683

Expenses

Investment adviser fee	$19,129,620
Trustees’ fees and expenses	50,500
Custodian fee	538,316
Legal and accounting services	100,281
Miscellaneous	85,129

Total expenses	$19,903,846

Deduct —
Reduction of custodian fee	$2,043

Total expense reductions	$2,043

Net expenses	$19,901,803

Net investment income	$241,506,880

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$6,007,680
Investment transactions allocated from affiliated investment	10,153
Swap contracts	2,963,594

Net realized gain	$8,981,427

Change in unrealized appreciation (depreciation) —
Investments	$(81,327,477)
Swap contracts	(1,854,051)

Net change in unrealized appreciation (depreciation)	$(83,181,528)

Net realized and unrealized loss	$(74,200,101)

Net increase in net assets from operations	$167,306,779

See Notes to Financial Statements.

Boston Income Portfolio

October 31, 2011

Statements of Changes in Net Assets

	Year Ended October 31,

Increase (Decrease) in Net Assets	2011	2010

From operations —
Net investment income	$241,506,880	$228,414,493
Net realized gain from investment transactions and swap contracts	8,981,427	80,411,901
Net change in unrealized appreciation (depreciation) from investments and swap contracts	(83,181,528)	142,468,646

Net increase in net assets from operations	$167,306,779	$451,295,040

Capital transactions —
Contributions	$558,169,118	$356,663,219
Withdrawals	(339,071,897)	(294,698,173)

Net increase in net assets from capital transactions	$219,097,221	$61,965,046

Net increase in net assets	$386,404,000	$513,260,086

Net Assets

At beginning of year	$2,910,145,847	$2,396,885,761

At end of year	$3,296,549,847	$2,910,145,847

See Notes to Financial Statements.

Boston Income Portfolio

October 31, 2011

Supplementary Data

	Year Ended October 31,

	2011	2010	2009	2008	2007

Ratios/Supplemental Data

Ratios (as a percentage of average daily net assets):
Expenses(1)	0.63%	0.64%	0.65%	0.65%	0.62%
Net investment income	7.60%	8.67%	10.52%	8.92%	7.91%
Portfolio Turnover	70%	75%	74%	54%	84%

Total Return	6.01%	18.44%	40.41%	(25.45)%	6.65%

Net assets, end of year (000’s omitted)	$3,296,550	$2,910,146	$2,396,886	$1,531,339	$2,038,478

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See Notes to Financial Statements.

Boston Income Portfolio

October 31, 2011

Notes to Financial Statements

1 Significant Accounting Policies

Boston Income Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to provide a high level of current income. The Portfolio also seeks reasonable preservation of capital to the extent attainable from its investments in high yield, high risk corporate bonds, and growth of income and capital as secondary objectives. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2011, Eaton Vance Income Fund of Boston, Eaton Vance Multi-Strategy Absolute Return Fund, Eaton Vance Strategic Income Fund and Eaton Vance International (Cayman Islands) Strategic Income Fund held an interest of 89.2%, less than 0.1%, 9.0% and 1.9%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A Investment Valuation — Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Portfolio based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Portfolio. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Portfolio. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans. Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Credit default swaps are normally valued using valuations provided by a third party pricing service. The pricing services employ electronic data processing techniques to determine the present value based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

Boston Income Portfolio

October 31, 2011

Notes to Financial Statements — continued

B Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

D Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of October 31, 2011, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio’s federal tax returns filed in the 3-year period ended October 31, 2011 remains subject to examination by the Internal Revenue Service.

E Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

H Credit Default Swaps — When the Portfolio is the buyer of a credit default swap contract, the Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer on the debt obligation occurs. In return, the Portfolio pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Portfolio would have spent the stream of payments and received no proceeds from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Portfolio is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Portfolio could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Portfolio for the same referenced obligation. As the seller, the Portfolio may create economic leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Portfolio also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. Upfront payments or receipts, if any, are recorded as other assets or other liabilities, respectively, and amortized over the life of the swap contract as realized gains or losses. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation or depreciation on swap contracts to determine the market value of swaps as presented in Notes 6 and 9. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked to market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

2 Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. Pursuant to the investment advisory agreement and subsequent fee reduction agreements between the Portfolio and BMR, the fee is computed at an annual rate of 0.625% of the Portfolio’s average daily net assets up to $1.5 billion, 0.60% from $1.5 billion up to $2 billion,

Boston Income Portfolio

October 31, 2011

Notes to Financial Statements — continued

0.575% from $2 billion up to $5 billion, and 0.555% of average daily net assets of $5 billion or more, and is payable monthly. The fee reduction cannot be terminated without the consent of the Trustees and shareholders. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. For the year ended October 31, 2011, the Portfolio’s investment adviser fee amounted to $19,129,620 or 0.60% of the Portfolio’s average daily net assets.

Except for Trustees of the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2011, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3 Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities, paydowns and principal repayments on Senior Loans, aggregated $2,411,076,831 and $2,069,807,629 respectively, for the year ended October 31, 2011.

4 Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2011, as determined on a federal income tax basis, were as follows:

Aggregate cost	$3,215,949,818

Gross unrealized appreciation	$132,476,576
Gross unrealized depreciation	(111,228,714)

Net unrealized appreciation	$21,247,862

5 Restricted Securities

At October 31, 2011, the Portfolio owned the following securities (representing 0.5% of net assets) which were restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Portfolio has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

	Date of
Description	Acquisition	Shares	Cost		Value

Stocks, Miscellaneous and Warrants
BLB Worldwide Holdings, Inc., Contingent Value Rights, Expires 11/5/17	11/22/10	8,520	$149,100		$51,120
HF Holdings, Inc.	10/27/09	3,400	182,613		16,558
Panolam Holdings Co.	12/30/09	6,997	3,844,852		5,975,718
Peninsula Gaming, LLC, Convertible Preferred Membership Interests	7/8/99	6,338	0	(1)	576,867
RathGibson Acquisition Co., LLC	6/14/10	367,800	1,951,930		11,365,020
Reader’s Digest Association, Inc. (The), Expires 2/14/19	4/26/10	33,105	0		0

Total Restricted Securities			$6,128,495		$17,985,283

(1)	Less than $0.50.

6 Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Boston Income Portfolio

October 31, 2011

Notes to Financial Statements — continued

A summary of obligations under these financial instruments at October 31, 2011 is as follows:

Credit Default Swaps — Sell Protection
			Notional	Receive			Upfront	Net Unrealized
	Reference	Credit	Amount**	Annual	Termination	Market	Payments	Appreciation
Counterparty	Entity	Rating*	(000’s omitted)	Fixed Rate	Date	Value	Received (Paid)	(Depreciation)

Bank of America	Amkor Technology, Inc.	Ba3/BB	$3,850	5.00%(1)	6/20/15	$19,265	$124,339	$143,604
Deutsche Bank	Ford Motor Co.	Ba2/BB+	3,900	5.00(1)	9/20/16	271,534	(167,909)	103,625
Deutsche Bank	Ford Motor Co.	Ba2/BB+	3,900	5.00(1)	9/20/16	271,533	(300,504)	(28,971)
Deutsche Bank	Ford Motor Co.	Ba2/BB+	7,900	5.00(1)	12/20/16	537,930	(410,788)	127,142
Goldman Sachs, Inc.	Ford Motor Co.	Ba2/BB+	3,900	5.00(1)	9/20/16	271,533	(194,462)	77,071
Goldman Sachs, Inc.	Ford Motor Co.	Ba2/BB+	7,900	5.00(1)	12/20/16	537,930	(304,307)	233,623

						$1,909,725	$(1,253,631)	$656,094

Credit Default Swaps — Buy Protection
		Notional	Pay			Upfront	Net Unrealized
	Reference	Amount	Annual	Termination	Market	Payments	Appreciation
Counterparty	Entity	(000’s omitted)	Fixed Rate	Date	Value	Paid	(Depreciation)

Bank of America	Gap, Inc. (The)	$5,000	1.00%(1)	6/20/16	$273,903	$(219,326)	$54,577
	Markit CDX North America
Deutsche Bank	High Yield Index	39,555	5.00(1)	12/20/16	2,156,782	(3,228,241)	(1,071,459)
Goldman Sachs, Inc.	Vulcan Materials Co.	1,500	5.00(1)	12/20/16	10,787	(110,555)	(99,768)
Morgan Stanley	Vulcan Materials Co.	2,500	5.00(1)	12/20/16	17,979	(150,120)	(132,141)
Morgan Stanley	Vulcan Materials Co.	2,500	5.00(1)	12/20/16	17,979	(163,647)	(145,668)

					$2,477,430	$(3,871,889)	$(1,394,459)

*	Credit ratings are those of Moody’s Investors Service, Inc. and Standard & Poor’s Corp. The credit rating of the reference debt obligation (together with the unrealized appreciation or depreciation on the swap) are a representative measure of the current payment/performance risk of the credit default swap. A lower credit rating increases the probability of the occurrence of a credit event.
**	If the Portfolio is the seller of credit protection, the notional amount is the maximum potential amount of future payments the Portfolio could be required to make if a credit event, as defined in the credit default swap agreement, were to occur. At October 31, 2011, such maximum potential amount for all open credit default swaps in which the Portfolio is the seller was $31,350,000.
(1)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.

At October 31, 2011, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio enters into credit default swap contracts to manage its credit risk, to gain exposure to a credit in which it may otherwise invest, or to enhance return.

The Portfolio enters into swap contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those swaps in a liability position. At October 31, 2011, the fair value of derivatives with credit-related contingent features in a net liability position was $1,478,007.

The non-exchange traded derivatives in which the Portfolio invests, including swap contracts, are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. At October 31, 2011, the maximum amount of loss the Portfolio would incur due to counterparty risk was $739,642, with the highest amount from any one counterparty being $310,694. Such maximum amount would be reduced by any unamortized upfront payments received by the Portfolio. Such amounts would be increased by any unamortized upfront payments made by the Portfolio. To mitigate this risk, the Portfolio has entered into master netting agreements with substantially all its derivative counterparties, which allows it and a counterparty to aggregate amounts owed by each of them for derivative transactions under the agreement into a single net amount payable by either the Portfolio or the counterparty. At October 31, 2011, the maximum amount of loss the Portfolio would incur due to counterparty risk would be reduced by approximately

Boston Income Portfolio

October 31, 2011

Notes to Financial Statements — continued

$330,535 due to master netting agreements. Counterparties may be required to pledge collateral in the form of cash, U.S. Government securities or highly-rated bonds for the benefit of the Portfolio if the net amount due from the counterparty with respect to a derivative contract exceeds a certain threshold. The amount of collateral posted by the counterparties with respect to such contracts would also reduce the amount of any loss incurred.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is credit risk at October 31, 2011 was as follows:

	Fair Value
Derivative	Asset Derivative(1)	Liability Derivative

Credit default swap contracts	$4,387,155	$—

(1)	Statement of Assets and Liabilities location: Receivable for open swap contracts; Premium paid/received on open swap contracts.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is credit risk for the year ended October 31, 2011 was as follows:

	Realized Gain (Loss)	Change in Unrealized
	on Derivatives Recognized	Appreciation (Depreciation) on
Derivative	in Income(1)	Derivatives Recognized in Income(2)

Credit default swap contracts	$2,963,594	$(1,854,051)

(1)	Statement of Operations location: Net realized gain (loss) – Swap contracts.
(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Swap contracts.

The average notional amount of credit default swap contracts outstanding during the year ended October 31, 2011, which is indicative of the volume of this derivative type, was approximately $25,183,000.

7 Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $600 million ($450 million prior to September 12, 2011) unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% (0.10% prior to September 12, 2011) on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2011.

8 Credit Risk

The Portfolio regularly invests in lower rated and comparable quality unrated high yield securities. These investments have different risks than investments in debt securities rated investment grade and held by the Portfolio. Risk of loss upon default by the borrower is significantly greater with respect to such debt than with other debt securities because these securities are generally unsecured and are more sensitive to adverse economic conditions, such as recession or increasing interest rates, than are investment grade issuers.

9 Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

Boston Income Portfolio

October 31, 2011

Notes to Financial Statements — continued

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2011, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Corporate Bonds & Notes	$—	$2,776,462,780	$4,936,230	$2,781,399,010
Senior Floating-Rate Interests	—	147,932,389	—	147,932,389
Convertible Bonds	—	11,671,350	—	11,671,350
Common Stocks	5,241,079	92,138	17,358,339	22,691,556
Convertible Preferred Stocks	11,140,972	—	—	11,140,972
Preferred Stocks	9,483,666	—	—	9,483,666
Miscellaneous	—	248,202	203,402	451,604
Warrants	—	904,350	576,867	1,481,217
Short-Term Investments	—	250,945,916	—	250,945,916

Total Investments	$25,865,717	$3,188,257,125	$23,074,838	$3,237,197,680

Credit Default Swaps	$—	$4,387,155	$—	$4,387,155

Total	$25,865,717	$3,192,644,280	$23,074,838	$3,241,584,835

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments in
	Corporate	Investments	Investments
	Bonds &	in Common	in Preferred	Investments	Investments
	Notes	Stocks	Stocks	in Miscellaneous	in Warrants	Total

Balance as of October 31, 2010	$6,848,177	$16,925,489	$454,353	$—	$537,065	$24,765,084
Realized gains (losses)	(15,418,638)	(3,620,688)	(9,061,436)	—	—	(28,100,762)
Change in net	15,424,459	5,074,643	9,128,332	1,038,955	39,802	30,706,191
unrealized appreciation (depreciation)*
Cost of purchases**	—	—	—	—	—	—
Proceeds from sales**	(2,013,630)	(1,021,105)	(521,249)	(1,035,003)	—	(4,590,987)
Accrued discount	11,763	—	—	—	—	11,763
(premium)
Transfers to Level 3***	84,099	—	—	199,450	—	283,549
Transfers from Level 3***	—	—	—	—	—	—

Balance as of October 31, 2011	$4,936,230	$17,358,339	$—	$203,402	$576,867	$23,074,838

Change in net unrealized appreciation (depreciation) on investments still held as of October 31, 2011*	$(562,926)	$3,070,318	$—	$1,038,955	$39,802	$3,586,149

*	Amount is included in the related amount on investments in the Statement of Operations.
**	Cost of purchases may include securities received in corporate actions; Proceeds from sales may include securities delivered in corporate actions.
***	Transfers are reflected at the value of the securities at the beginning of the period. Transfers from Level 2 to Level 3 were due to a reduction in the availability of significant observable inputs in determining the fair value of these investments.

At October 31, 2011, the value of investments transferred between Level 1 and Level 2, if any, during the year then ended was not significant.

Boston Income Portfolio

October 31, 2011

Report of Independent Registered Public Accounting Firm

To the Trustees and the Investors of Boston Income Portfolio:

We have audited the accompanying statement of assets and liabilities of Boston Income Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2011, and the related statement of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and senior loans owned as of October 31, 2011, by correspondence with the custodian, brokers, and selling or agent banks; where replied were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Boston Income Portfolio as of October 31, 2011, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 22, 2011

Eaton Vance
Income Fund of Boston

October 31, 2011

Management and Organization

Fund Management. The Trustees of Eaton Vance Series Trust II (the Trust) and Boston Income Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 179 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Position(s)
with the
	Trust and		Principal Occupation(s) and Directorships
Name and Year of Birth	the Portfolio	Length of Service	During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 179 registered investment companies and 1 private investment company managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and Portfolio.
Directorships in the Last Five Years.(1) Director of EVC.

Noninterested Trustees

Scott E. Eston 1956	Trustee	Since 2011	Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).
Directorships in the Last Five Years. None.

Benjamin C. Esty 1963	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Trustee	Since 2007	Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).
Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Trustee	Since 2003	Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).
Directorships in the Last Five Years.(1) None.

Eaton Vance
Income Fund of Boston

October 31, 2011

Management and Organization — continued

Position(s)
with the
	Trust and		Principal Occupation(s) and Directorships
Name and Year of Birth	the Portfolio	Length of Service	During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

Ronald A. Pearlman 1940	Trustee	Since 2003	Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).
Directorships in the Last Five Years.(1) None.

Helen Frame Peters 1948	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).
Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Since 2001	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.
Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Trustee	Since 2011	Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).
Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).
Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Position(s)
with the
	Trust and	Length of	Principal Occupation(s)
Name and Year of Birth	the Portfolio	Service	During Past Five Years

Michael W. Weilheimer 1961	President	Since 2002	Vice President of EVM and BMR.

Duncan W. Richardson 1957	Vice President of the Trust	Since 2011	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR.

Payson F. Swaffield 1956	Vice President of the Portfolio	Since 2011	Chief Income Investment Officer of EVC. Vice President of EVM and BMR.

Barbara E. Campbell 1957	Treasurer	Of the Trust since 2005 and of the Portfolio since 2008	Vice President of EVM and BMR.

Eaton Vance
Income Fund of Boston

October 31, 2011

Management and Organization — continued

Position(s)
with the
	Trust and	Length of	Principal Occupation(s)
Name and Year of Birth	the Portfolio	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011, Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR.

(1)	During their respective tenures, the Trustees (except Mr. Eston and Ms. Taggart) also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

Eaton Vance
Income Fund of Boston

October 31, 2011

IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/ broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

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Investment Adviser of Boston Income Portfolio
Boston Management and Research
Two International Place
Boston, MA 02110

Administrator of Eaton Vance Income Fund of Boston
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Fund Offices
Two International Place
Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

443-12/11	IBSRC

Item 2. Code of Ethics
The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.
Item 3. Audit Committee Financial Expert
The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is a consultant and private investor. Previously, he served as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).
Item 4. Principal Accountant Fees and Services
(a)-(d)
Eaton Vance Income Fund of Boston (the “Fund”) is a series of Eaton Vance Series Trust II (the “Trust”), a Massachusetts business trust, which, including the Fund, contains a total of 2 series (the “Series”). The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. This Form N-CSR relates to the Fund’s annual report.
The following table presents the aggregate fees billed to the fund for the fund’s fiscal years ended October 31, 2010 and October 31, 2011 by the fund’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the fund’s annual financial statements and fees billed for other services rendered by D&T during such periods.
Eaton Vance Income Fund of Boston

Fiscal Years Ended	10/31/10	10/31/11

Audit Fees	$15,520	$15,660

Audit-Related Fees(1)	$0	$0

Tax Fees(2)	$11,890	$12,110

All Other Fees(3)	$1,400	$300

Total	$28,810	$28,070

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

The various Series comprising the Trust have differing fiscal year ends (October 31 or June 30). The following table presents the aggregate audit, audit-related, tax, and other fees billed to all of the Series in the Trust by D&T for the last two fiscal years of each Series.

Fiscal Years Ended	6/30/10	10/31/10	6/30/11	10/31/11

Audit Fees	$68,000	$15,520	$68,670	$15,660

Audit-Related Fees(1)	$0	$0	$0	$0

Tax Fees(2)	$10,140	$11,890	$13,240	$12,110

All Other Fees(3)	$1,400	$1,400	$1,200	$300

Total	$79,540	$28,810	$83,110	$28,070

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.
(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.
The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.
(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.
(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to all of the Series in the Trust by D&T for the last two fiscal years of each series; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the last two fiscal years of each Series.

Fiscal Years Ended	6/30/10	10/31/10	6/30/11	10/31/11
Registrant(1)	$11,540	$13,290	$14,440	$12,410

Eaton Vance(2)	$215,011	$278,901	$263,431	$226,431

(1)	Includes all of the Series of the Trust. During the fiscal years reported above, certain of the Funds were “feeder” funds in a “master-feeder” fund structure or funds of funds.

(2)	Various subsidiaries of Eaton Vance Corp. act in either an investment advisory and/or service provider capacity with respect to the Series and/or their respective “master” funds (if applicable).
(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed Registrants
Not required in this filing.
Item 6. Schedule of Investments
Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
Not required in this filing.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Not required in this filing.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
Not required in this filing.
Item 10. Submission of Matters to a Vote of Security Holders
No Material Changes.

Item 11. Controls and Procedures
(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.
(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics — Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Eaton Vance Series Trust II

By:	/s/ Michael W. Weilheimer Michael W. Weilheimer
President
Date: December 22, 2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell Barbara E. Campbell
Treasurer
Date: December 22, 2011

By:	/s/ Michael W. Weilheimer Michael W. Weilheimer
President
Date: December 22, 2011